PROPERTY, PLANT AND EQUIPMENT	12 Months Ended
Dec. 31, 2025
Property, plant and equipment [abstract]
PROPERTY, PLANT AND EQUIPMENT	PROPERTY, PLANT AND EQUIPMENT
ACCOUNTING POLICY
The following accounting policy applies to property, plant and equipment excluding right-of-use assets. Our accounting policy for right-of-use assets is included in note 9.

Recognition and measurement, including depreciation
We measure property, plant and equipment upon initial recognition at cost and begin recognizing depreciation when the asset is ready for its intended use. Subsequently, property, plant and equipment is carried at cost less accumulated depreciation and accumulated impairment losses.

Cost includes expenditures (capital expenditures) that are directly attributable to the acquisition of the asset. The cost of self-constructed assets includes:
•costs directly associated with bringing the assets to a working condition for their intended use, including the cost of materials and labour;
•expected costs of decommissioning the items and restoring the sites on which they are located (see note 24); and
•borrowing costs on qualifying assets.

We depreciate property, plant and equipment over its estimated useful life by charging depreciation expense to net income as follows:

Asset	Basis	Estimated useful life
Buildings	Diminishing balance	15 to 60 years
Cable and wireless network	Straight-line	3 to 40 years
Computer equipment and software	Straight-line	4 to 10 years
Customer premise equipment	Straight-line	3 to 6 years
Leasehold improvements	Straight-line	Over shorter of estimated useful life or lease term
Equipment and vehicles	Diminishing balance	3 to 20 years

We calculate gains and losses on the disposal of property, plant and equipment by comparing the proceeds from the disposal with the item's carrying amount and recognize the gain or loss in net income.

We capitalize development expenditures if they meet the criteria for recognition as an asset and amortize them over their expected useful lives once the assets to which they relate are available for use. We expense research expenditures, maintenance costs, and training costs as incurred.

We recognize government financial assistance related to property, plant and equipment as a reduction of the cost or carrying amount of the asset when there is reasonable assurance we will comply with the conditions of the assistance and the assistance will be received.

Impairment testing, including recognition and measurement of an impairment charge
See "Impairment Testing" in note 10 for our policies relating to impairment testing and the related recognition and measurement of impairment charges. The impairment policies for property, plant and equipment are similar to the impairment policies for intangible assets with finite useful lives.

ESTIMATES
Components of an item of property, plant and equipment may have different useful lives. We make significant estimates when determining depreciation rates and asset useful lives, which require taking into account company-specific factors, such as our past experience and expected use, and industry trends, such as technological advancements. We monitor and review residual values, depreciation rates, and asset useful lives at least once a year and change them if they are different from our previous estimates. We recognize the effect of changes in estimates in net income prospectively.

We use estimates to determine certain costs that are directly attributable to self-constructed assets. These estimates primarily include certain internal and external direct labour, overhead, and interest costs associated with the acquisition, construction, development, or betterment of our networks.

Furthermore, we use estimates as described in note 10 in determining the recoverable amount of property, plant and equipment.

JUDGMENTS
We make significant judgments in choosing methods for depreciating our property, plant and equipment that we believe most accurately represent the consumption of benefits derived from those assets and are most representative of the economic substance of the intended use of the underlying assets.

DETAILS OF PROPERTY, PLANT AND EQUIPMENT
The tables below summarize our property, plant and equipment as at December 31, 2025 and 2024.

(In millions of dollars)	Land and buildings	Cable and wireless networks	Computer equipment and software	Customer premise equipment	Leasehold improvements	Equipment and vehicles	Construction in process	Total owned assets	Right-of- use assets (note 9)	Total property, plant and equipment
Cost
As at January 1, 2025	2,005	32,150	7,914	3,205	843	1,527	2,734	50,378	4,047	54,425
Additions and transfers from construction in process	45	2,916	1,256	365	21	139	(879)	3,863	882	4,745
Acquisitions from business combinations (note 3)	652	—	20	—	92	70	40	874	121	995
Disposals and other	(18)	(870)	(576)	6	(71)	(67)	(98)	(1,694)	(253)	(1,947)
As at December 31, 2025	2,684	34,196	8,614	3,576	885	1,669	1,797	53,421	4,797	58,218

Accumulated depreciation
As at January 1, 2025	714	17,342	5,988	2,417	496	1,044	—	28,001	1,352	29,353
Depreciation	118	2,146	908	477	51	90	—	3,790	455	4,245
Disposals and other	(1)	(821)	(564)	(67)	(68)	(57)	—	(1,578)	(109)	(1,687)
As at December 31, 2025	831	18,667	6,332	2,827	479	1,077	—	30,213	1,698	31,911

Net carrying amount
As at January 1, 2025	1,291	14,808	1,926	788	347	483	2,734	22,377	2,695	25,072
As at December 31, 2025	1,853	15,529	2,282	749	406	592	1,797	23,208	3,099	26,307

(In millions of dollars)	Land and buildings	Cable and wireless networks	Computer equipment and software	Customer premise equipment	Leasehold improvements	Equipment and vehicles	Construction in process	Total owned assets	Right-of- use assets (note 9)	Total property, plant and equipment
Cost
As at January 1, 2024	1,447	30,499	7,931	3,003	817	1,451	2,264	47,412	3,744	51,156
Additions and transfers from construction in process	296	2,466	425	285	37	121	470	4,100	649	4,749
Disposals and other	262	(815)	(442)	(83)	(11)	(45)	—	(1,134)	(346)	(1,480)
As at December 31, 2024	2,005	32,150	7,914	3,205	843	1,527	2,734	50,378	4,047	54,425

Accumulated depreciation
As at January 1, 2024	474	16,040	5,590	2,073	447	1,017	—	25,641	1,183	26,824
Depreciation	106	2,068	866	492	63	70	—	3,665	408	4,073
Disposals and other	134	(766)	(468)	(148)	(14)	(43)	—	(1,305)	(239)	(1,544)
As at December 31, 2024	714	17,342	5,988	2,417	496	1,044	—	28,001	1,352	29,353

Net carrying amount
As at January 1, 2024	973	14,459	2,341	930	370	434	2,264	21,771	2,561	24,332
As at December 31, 2024	1,291	14,808	1,926	788	347	483	2,734	22,377	2,695	25,072

During the year ended December 31, 2025, we recognized $73 million (2024 - $134 million) in network capital expenditure-related government grants and received $55 million (2024 - $59 million) in cash.

During 2025, we recognized capitalized interest on property, plant and equipment at a weighted average rate of approximately 4.8% (2024 - 4.2%).
Annually, we perform an analysis to identify fully depreciated assets that have been retired from active use. In 2025, this resulted in an adjustment to cost and accumulated depreciation of $1,230 million (2024 - $1,281 million). The disposals had nil impact on the Consolidated Statements of Income.

Except for certain permitted liens (such as statutory rights of way, builder's liens, or tax liens), BNSI cannot grant or permit to exist any liens over its assets without the unanimous approval of its board and shareholders.